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                                                                   Exhibit 99.1

1st Quarter Report                                                           UB

                                 March 31, 2007

                             Union Bankshares, Inc.
                             ----------------------
                             Amex: UNB

[Photo]


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1st Quarter Report -- March 31, 2007                     Union Bankshares, Inc.
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Consolidated Balance Sheets (unaudited)

ASSETS                                         March 31, 2007    March 31, 2006

Cash and Due from Banks                          $  9,506,727      $ 10,908,482
Federal Funds Sold & Overnight Deposits             9,095,294             1,150
Interst Bearing Deposits in Banks                  10,206,876         7,298,607
Investment Securities Available-for-Sale           26,526,060        30,386,442
Loans Held for Sale                                 4,559,766         1,790,615
Loans, net                                        303,464,792       309,078,232
Reserve for Loan Losses                            (3,341,769)       (3,146,564)
Premises and Equipment, net                         6,032,330         6,108,304
Other Real Estate Owned                               291,371                 0
Accrued Interest & Other Assets                    10,313,315         9,539,675
                                                 ------------      ------------
    Total Assets                                 $376,654,762      $371,964,943
                                                 ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest Bearing Deposits                     $ 46,346,834      $ 47,816,790
Interest Bearing Deposits                         267,163,488       262,277,057
Borrowed Funds                                     15,352,680        15,877,340
Accrued Interest & Other Liabilities                5,836,674         4,206,622
Common Stock                                        9,837,222         9,837,222
Paid in Capital                                       152,387           142,449
Retained Earnings                                  35,168,429        34,052,637
Accumulated Other Comprehensive Loss                 (905,181)         (168,275)
Treasury Stock at Cost                             (2,297,771)       (2,076,899)
                                                 ------------      ------------
Total Liabilities and Shareholders' Equity       $376,654,762      $371,964,943
                                                 ============      ============

Consolidated Statements of Income (unaudited)
                                                       3/31/2007      3/31/2006
                                                           (3 months ended)
Interest Income                                       $6,387,994     $5,925,474
Interest Expense                                       1,974,614      1,446,866
                                                      ----------     ----------
  Net Interest Income                                  4,413,380      4,478,608
  Provision for Loan Losses                               45,000         45,000
                                                      ----------     ----------
    Net Interest Income after
      Provision for Loan Losses                        4,368,380      4,433,608

Trust Income                                              83,795         70,759
Noninterest Income                                       860,602        875,661
Noninterest Expenses:
  Salaries & Wages                                     1,577,574      1,493,943
  Pension & Employee Benefits                            660,213        576,835
  Occupancy Expense, net                                 220,467        203,082
  Equipment Expense                                      261,735        255,585
  Other Expenses                                         950,249        867,530
                                                      ----------     ----------
    Total                                              3,670,238      3,396,975
                                                      ----------     ----------
Income before Taxes                                    1,642,539      1,983,053
Income Tax Expense                                       407,913        509,933
                                                      ----------     ----------
Net Income                                            $1,234,626     $1,473,120
                                                      ==========     ==========

Earnings per Share                                         $0.27          $0.32
Book Value per Share                                       $9.26          $9.21

Standby letters of credit were $966,000 and $1,486,000 at March 31, 2007 and 2006, respectively.


Directors UNION BANKSHARES, INC. & UNION BANK
Richard C. Sargent, Chairman            Franklin G. Hovey II
Cynthia D. Borck                        Richard C. Marron
Steven J. Bourgeois                     Robert P. Rollins
Kenneth D. Gibbons                      John H. Steel

Officers UNION BANKSHARES, INC.
Richard C. Sargent                      Chairman
Cynthia D. Borck                        Vice President
Kenneth D. Gibbons                      President & CEO
Marsha A. Mongeon                       Vice President/Treasurer
Robert P. Rollins                       Secretary
JoAnn A. Tallman                        Assistant Secretary

ST. JOHNSBURY ADVISORY BOARD
Cynthia D. Borck                        Kirk Dwyer
J.R. Alexis Clouatre                    Kenneth D. Gibbons
Dwight A. Davis                         Franklin G. Hovey II

LITTLETON ADVISORY BOARD
Judy F. Aydelott                        Schuyler W. Sweet
Stanley T. Fillion                      Norrine A. Williams

Officers UNION BANK

Stacey M. Belanger         Assistant Treasurer             Fairfax
Rhonda L. Bennett          Vice President                  Morrisville
John T. Booth, Jr.         Finance Officer                 Morrisville
Cynthia D. Borck           Executive Vice President        Morrisville
Jennie H. Buchanan         Assistant Vice President        Morrisville
Stacey L.B. Chase          Assistant Treasurer             Morrisville
Jeffrey G. Coslett         Vice President                  Morrisville
Michael C. Curtis          Vice President                  St. Albans
Peter J. Eley              Senior Vice President           Morrisville
Fern C. Farmer             Assistant Vice President        Morrisville
Kenneth D. Gibbons         President & CEO                 Morrisville
Don D. Goodhue             Information Systems Officer     Morrisville
Lorraine M. Gordon         Assistant Vice President        Morrisville
Melissa A. Greene          Assistant Treasurer             Hardwick
Karyn J. Hale              Assistant Treasurer             Morrisville
Claire A. Hindes           Assistant Vice President        Morrisville
Patricia N. Hogan          Vice President                  Morrisville
Tracey D. Holbrook         Vice President                  St. Johnsbury
Lynne P. Jewett            Assistant Treasurer             Morrisville
Peter R. Jones             Vice President                  Morrisville
Stephen H. Kendall         Vice President                  Morrisville

Officers UNION BANK (continued)

Susan O. Laferriere        Vice President                     St. Johnsbury
Dennis J. Lamothe          Vice President                     St. Johnsbury
Susan F. Lassiter          Vice President                     Jeffersonville
Robert L. Miller           Trust Officer                      St. Johnsbury
Marsha A. Mongeon          Senior Vice President-Treasurer    Morrisville
Mildred R. Nelson          Vice President                     Littleton
Karen Carlson Noyes        Assistant Vice President           Morrisville
Barbara A. Olden           Vice President                     St. Johnsbury Ctr.
Deborah J. Partlow         Trust Officer                      Morrisville
Bradley S. Prior           Assistant Treasurer                Morrisville
Colleen D. Putvain         Assistant Treasurer                Morrisville
Craig S. Provost           Assitant Vice President            Stowe
Suzanne L. Roberts         Vice President                     Lyndonville
Robert P. Rollins          Secretary                          Morrisville
Ruth P. Schwartz           Vice President                     Morrisville
Robyn A. Sheltra           Assistant Treasurer                Stowe
David S. Silverman         Senior Vice President              Morrisville
JoAnn A. Tallman           Assistant Secretary                Morrisville
Alycia R. Vosinek          Commercial Loan Officer            Littleton
Francis E. Welch           Assistant Vice President           Morrisville

                        For more Company information, please visit Union Bank's
                                              web pages at www.unionbankvt.com.
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Union Bankshares, Inc.
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Dear Shareholder:                                                April 26, 2007

The results of the first quarter of 2007 are included in this report and clearly reflect interest paid to depositors has increased significantly over the same period last year. We believe all financial institutions have experienced this trend and it will most likely continue for a few more quarters before longer term loan rates begin to rise and therefore ease pressure on the interest margin. The banking industry historically goes through periods of interest margin compression and we also have an inverted yield curve to manage. Over time the current situation should stabilize.

We also experienced a slight decrease in loan volume instead of the usual increases we typically see quarter to quarter, which also impacted net interest income. Our forecast, however, is for increased loan activity and growth in the portfolio should be "back on track" by mid-summer.

Salaries and benefits increased 8% due mainly to additional payroll costs associated with the new Littleton branch and overall salary increases at year end 2006. Higher than normal usage of medical benefits also increased employee benefit costs. Other expenses increased due mainly to some one-time expenses related to long-term planning initiatives we have undertaken. Cost reductions continue to be an ongoing initiative; however, we are mindful that quality customer service must not be compromised.

It appears we have finally seen signs of spring. The past winter began with warmer than normal temperatures and little snow, negatively impacting winter sports, such as snowmobiling, cross country skiing and ice fishing and therefore the tourist traffic to our region. Later in the winter we had some record snow falls and April actually set a record for the most snow ever. Anecdotal reports summarize the past winter as "flat at best," but not a washout. The good news is we have summer and fall to look forward to, which typically are strong seasons for economic growth.

Much has been in the press recently about "sub-prime" lending activities by mostly non-bank entities. We have not been a party to this practice and have maintained our standards for quality loan underwriting. There are some who believe a legislative fix by Congress may be in order. We believe the rules and regulations currently available to regulators exist to prevent future inappropriate, aggressive lending practices by these non-bank entities.

Enclosed is your dividend check or advice of deposit, representing a dividend of $.28 to shareholders of record on April 23, 2007. Recently you should have received our proxy statement, ballot, and annual report. We urge you to review these documents, as they contain much information about your company. We cordially invite you to attend the annual meeting at 3:00 PM on Wednesday, May 16th at Union Bank's main office in Morrisville.

Sincerely,


/s/ Richard C. Sargent                             /s/ Kenneth D. Gibbons
    Richard C. Sargent                                 Kenneth D. Gibbons
    Chairman                                           President & CEO
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Union Bankshares, Inc.
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Shareholder Assistance
and Investor Information

If you need assistance with a change in registration of certificates, reporting lost certificates, non-receipt or loss of dividend checks, assistance regarding direct deposit of dividends, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:


Corporate Name:       Union Bankshares, Inc.

Transfer Agent:       Union Bank
                      P.O. Box 667
                      Morrisville, VT 05661-0667

Phone:                802.888.6600

Fax:                  802.888.4921

E-mail:               ubexec@unionbankvt.com

American Stock Exchange
Ticker Symbol:       UNB


Union Bank Offices

Fairfax                       Littleton, NH                 St. Albans Loan Ctr
Jct. Rtes. 104 & 128*         263 Dells Road*               120 North Main St.
802.849.2600                  603.444.7136                  802.524.9000

Hardwick                      Lyndonville                   St. Johnsbury
103 VT Rte. 15*               183 Depot St.*                364 Railroad St.*
802.472.8100                  802.626.3100                  802.748.3131

Hyde Park                     Morrisville                   St. Johnsbury
250 Main St.*                 20 Lower Main St.*            325 Portland St.*
802.888.6880                  802.888.6600                  802.748.3121

Jeffersonville                65 Northgate Plaza*           St. Johnsbury Ctr.
44 Main St.*                  Route 100                     Green Mtn. Mall*
802.644.6600                  802.888.6860                  1998 Memorial Dr.
                                                            802.748.2454
Johnson                       Stowe
198 Lower Main St.*           47 Park St.*                  *ATMs at
802.635.6600                  802.253.6600                  these branches